UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 21, 2005

SPX CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE	1-6948	38-1016240
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation)		Identification No.)

13515 Ballantyne Corporate Place

Charlotte, North Carolina 28277

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code  (704) 752-4400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On December 21, 2005, SPX Corporation, a Delaware corporation, issued a press release announcing management changes.  A copy of the press release is filed as Exhibit 99.1 to this report.

Item 9.01. Financial Statements and Exhibits.

        (d)   Exhibits.

Exhibit No.	Description
99.1	Press Release Issued December 21, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPX CORPORATION

Date: December 21, 2005	By:	/s/ Ross B. Bricker
Ross B. Bricker
Senior Vice President, Secretary and
General Counsel

Exhibit Index

Exhibit No.	Description
99.1	Press Release Issued December 21, 2005.